

orgenesis™

MaSTherCell

The global cell and gene therapy CDMO partner

Investor Presentation

January 2018

OTC: ORGS

Forward Looking Statements

This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking reflect management's current expectations, as of the date of this Presentation, and involve certain risks and uncertainties. All statements other than statements of historical fact contained in this Presentation are forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Factors that could cause future results to differ materially from recent results or from those anticipated in these forward-looking statements include the Risk Factors described in our Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on February 28, 2017 and in our subsequent periodic reports with the SEC. you are cautioned not to place undue reliance on the forward-looking-statements, which speak only as of the date of this Presentation. we do not intend, and disclaim any obligation, to revise or update any forward-looking information contained in this Presentation or with respect to the matters described herein.

About Orgenesis

Fully-Integrated Cell Therapy Company; Leading the Revolution in Regenerative Medicine

✓ Direct benefits of operating global CDMO businesses while developing proprietary platform fuel investments for technology extension at optimized manufacturing costs

MaSTherCell

Manufacturing | **Technology platform**

Leading Global CDMO

Orgenesis is a premier service provider in the regenerative medicine industry. Orgenesis provides **contract development and manufacturing (CDMO)** services for many of the world's leading pharmaceutical and biotech companies, as well as research institutions and hospitals involved in cutting edge cell therapy.

Manufacturing	Technology platform
Financial stability	Secured business
Secured manufacturing expertise & capacity	Recurring manufacturing revenue stream
Pipeline extension opportunities	Opportunity based consumables (e.g.reagent)

Transdifferentiation Platform

Lead Indication: Insulin Dependent Diabetes. Through our subsidiary Orgenesis Ltd., Orgenesis has developed a unique, proprietary technology platform that transforms the patient's own liver cell into a fully functional and physiologically glucose-responsive insulin-producing cell, designed to provide long-term insulin independence.

Investment Highlights

Established position as a **leading global CDMO**

- Rapid revenue growth & world-class customer base
- High margin, scalable business model
- Current CDMO customers have the significantly large in cell manufacturing revenue as they advance through clinical development to commercialization

Breakthrough platform technology for transdifferentiating adult cells

- First indication: potential "practical" cure for insulin dependent diabetes
- Ability to expand into additional indications

Direct synergies operating hybrid model between Proprietary Technology Platform and CDMO

- immediate cash flow to offset clinical costs, and guaranteed, long-term, low-cost internal manufacturing

Strong IP with manufacturing know-how and EMA accreditation, 4 U.S. patents and 7 foreign issued patents

- Three pending applications in the U.S. and 11 pending applications abroad
- Patent protection through at least 2035



Market Overview – Cell Therapy

Rising Opportunity in Cell Therapy

Cell Therapy Market Opportunity

- Cell therapy is the prevention or treatment of human disease by the administration of cells that have been selected, multiplied and manipulated outside the body (ex vivo – manufacturing process)
  - **Regenerative medicine:** cell therapy to repair, replace or restore damaged tissues or organs
  - **Immunotherapy:** cell therapy to stimulate the immune system
- The commercial market for tissues engineering and cell therapy products is expected to grow from $8.3B USD in 2010 to $32B USD in 2018 and $60B USD in 2020
  - Several of these cell therapies are now standard of care world-wide and are typically reimbursed by insurance
- While academic and industrial research in cell therapy have advanced rapidly, **industrial capabilities and manufacturing expertise remain expensive and insufficient**


Global Tissue Engineering & Cell Therapy Market, by Region, 2009-2018
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$Millions
Rest of World
Asia/Pacific
Europe
U.S.
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

[1]Source: Report #5520, "Tissue Engineering, Cell Therapy and Transplantation: Products, Technologies & Market Opportunities, Worldwide, 2009-2018."

Immuno oncology

Cell Therapy Market Opportunity

934

clinical trials in progress that utilize regenerative medicine technologies

	Gene Therapy **566**	Cell Therapy **607**	Tissue Engineering **18**
Phase I	212	192	6
Phase II	315	370	8
Phase III	39	45	4

Demand is large, but high barriers to entry for manufacturers:

- ✓ Quality by design – process efficiency and product performance
- ✓ Monitoring systems – traceability and regulatory compliance
- ✓ Controlled environment – product variability
- ✓ Closed system – ability to control contaminants
- ✓ Process automation – reduced operator dependence
- ✓ Economy of scale – demand volume and cost effectiveness

"*The challenge is not just the invention of treatments that work, but also the creation of manufacturing processes that can turn remarkable science into mass-market products.*"

FT FINANCIAL TIMES

Fast-Paced and Active M&A Market

Cell Therapy Market Opportunity

Deal making and investment activity in regenerative medicine is strong over the last years, with continuing strategic alliances, both cross-industry and industry-academia.

Big pharma companies have been acquiring cell and gene therapy-focused biotechs.

Total Global Financings by Type, by Year



IPOs
As of Sept. 30, 2017: $143M
2016: $587M
2015: $1,653M
FOLLOW-ONS
As of Sept. 30, 2017: $2,618M –More than tripled 2016 year-end totals.
2016: $847M
2015: $2,244M
CORPORATE PARTNERSHIPS
As of Sept. 30, 2017: $653M
–Has already surpassed 2016 year-end totals.
2016: $647M
2015: $2,216M
VENTURE CAPITAL
As of Sept. 30, 2017: $694M
2016: $1,183M
2015: $1,821M
PIPES
As of Sept. 30, 2017: $519M
2016: $836M
2015: $963M
MERGERS & ACQUISITIONS
As of Sept. 30, 2017: $1,311M –Has already surpassed 2016 year-end totals.
2016: $1,052M
2015: $1,761M
Key
As of Sept. 30 2017
2016 YTD
2015 YTD

In millions USD

Data provided by Alliance for Regenerative Medicine

Addressing Key Market Challenges
MaSTherCell®

- Limited number of players
- Insufficient industry capacity
- Lack of a CDMO with global reach

- Lack of expertise/knowledge
- No quality comparability
- High cost and inability to scale efficiently


Global Reach[1]
Lonza
MaSTherCell
WuXi AppTec
brammer
CELL for CURE
apceth
CATAPULT
Cognate
Pharma Cell
PCT
Brand Power (Quality) in the Cell therapy market[2]

[1] As a combination of footprint and size
[2] Defined as brand awareness x customers' willingness to collaborate based ImageBox survey; February 2017

Addresses Key Market Challenges

MaSTherCell®

- ✓ Leading CDMO, with rapidly growing global operations offering a one-stop-shop service
  - Process and assay development, manufacturing and quality services
  - High quality accredited contract manufacturing services
  - Logistics services for the collection of starting material (e.g. biopsies) and supply of released product in Europe
  - Numerous collaborations with leading equipment suppliers offering preferred access to their technology
- ✓ Customers include the world's leading pharmaceutical and biotech companies, as well as research institutions and hospitals involved in cutting edge cell therapy

Adaptimmune — CRISPR Therapeutics — gamida Cell — SERVIER

- ✓ Reduces costs and time-to-market for advanced cell therapies
- ✓ Scalable, highly-efficient, commercial manufacturing platform





Global Footprint

MaSTherCell®

This truly international footprint will give a unique competitive advantage to MaSTherCell filling the gap of Biotechnology Companies requirement "quality comparability" between the respective regional footprints.

Integrated and harmonized QMS



North America (1)
Europe
Middle-East
Asia
MaSTherCell
• Cell therapy manufacturing
(1)Strategic next move
MaSTherCell
• Process & Assays development
• Cell therapy manufacturing
• QC testing and QA services
ATVIO Biotech Ltd
• Process & Technology development
• Virus manufacturing
CURE CELL
• Cell therapy manufacturing
• Virus manufacturing

Global Facilities

MaSTherCell®

Orgenesis Subsidiary MaSTherCell Raises 5 million Euro Equity Investment from SFPI-FPIM

MaSTherCell, the leading cell therapy CDMO, will use the proceeds of this investment to accelerate the delivery of its state-of the art commercial unit in Belgium and leverage its expertise within the Orgenesis global CDMO network



DEVELOPMENT
DEVELOPMENT
STORAGE
QC
4 PRODUCTION ROOMS
DEVELOPMENT
1200m² cGMP facility
STORAGE
STORAGE
5 PRODUCTION ROOMS
STORAGE
QC

Additional area:
Designed for commercial manufacturing
(ready in 2018)

- Gosselies, Belgium
- Center of excellence
- Process development, cGMP cell & gene manufacturing, Analytical development and testing, release services and logistics
- 1200 sqm GMP facility + Office space
- >100 employees
- Extensive expertise in cell therapy and process industrialization
- Custom approach to client needs
- Facility extension ready in Q3 2018 and able to accommodate commercial manufacturing

Global Facilities









	ATVIO Biotech Ltd	CURE & CELL (Cell & Gene Therapeutics)
Location	Haifa, Israel neighboring the Technion institute	Gyunggi Biocenter, Suwon, South Korea
Clean Rooms	700 sqm (development lab and 2 rooms for mfg service)	1,060 sqm (6 rooms for mfg service, QC lab, Cell Bank and Storage) + 200 sqm development lab GMP certified by KFDA in 2008
Employees	15	40
Technology	Technology Innovation center, Process engineering and automation, Unique platform design and optimization cGMP cell & gene manufacturing, viruses manufacturing,	cGMP cell & gene manufacturing, viruses manufacturing, Regulatory & Clinical Development Support

Manufacturing Vision

MaSTherCell®

« Be the worldwide ***best in class quality*** *CDMO company offering* ***global*** *one-stop-shop manufacturing and logistics services and breakthrough* ***technologies*** *enabling promising therapies to go faster to the market at a fraction of the costs »*



Yesterday
2013

- Implementation of **Quality** Management System, backbone for future expansion



Today
2017

- **Global** footprint
- International Regulatory **Harmonization**
- Shared **Innovation Center**
- Cross-selling



Tomorrow
2020e

- **Logistic** at point of care through Masthercell Global Network and disruptive manufacturing **technologies**

Services Offered: Full support from Science to Commercialization

MaSTherCell® Revenue Model


Logistics
QC
Cell Therapy Company
Process/Assay Development
Patient
QA/QP
Tech Transfer
Critical Materials Supply
(eg virus manufacturing)
Manufacturing

Services Offered

ATVIO® Revenue Model


Analytics & Quality
Raw Material
Bioreactor
CDMO Product, Process & GMP
Single use
IT
Engineering

Creating a competitive edge by Innovative Process Development

- Reducing Cost of Goods by innovative solutions
- Optimizing the processes to achieve higher yields
- Integrating sensor to insure quality and reduce cost and human dependency.
- Designing and integrating solutions for scaling up and out of cell therapies.
- Partnerships and development projects with critical supply chain vendors
- Digitizing the processes to capture data , optimize, reduce cost and improve the product quality.
- Global expansion, global training and harmonization leadership

Instrumental in Clinical Development

MaSTherCell® Revenue Model

- Ability to support customers from early clinical trials to commercial manufacturing leads to long-term collaboration, faster time-to-market, and cost of goods optimization
- Customers include leading pharmaceutical/biotech companies, research institutions and hospitals
- Know-how and expertise spans auto-immune, oncologic, neurologic and orthopedic diseases, etc.

Each customer represents a significant revenue and growth opportunity upon regulatory approval

DEVELOPMENT	PHASE I	PHASE II	PHASE III	COMMERCIALIZATION
	+/- 20 patients 2 years	+/- 70 patients 2 years	+/- 200 patients 2 years	1K-1B patients 10-20 years

Advancing Each Development Phase Boosts Incoming Revenues

MaSTherCell® Revenue Model

PHASE I	PHASE II	PHASE III	Commercialization



clinical trials
500
400
300
200
100
0
92
192
261
195
376
475
43
63
68
Phase I
Phase II
Phase III
2014
2015
2016

Significant number of companies are going to reach Commercial stage in the coming 2-3 years offering tremendous manufacturing opportunities and recurring revenues

	Phase I	Phase II	Phase III	Commercialization
CAGR 2014-2016 [1]	68%	56%	26%	
Success rate to next Phase [2]		63%	31%	50%
Outsourcing willingness [3]	25%	30%	63%	79%
Patients (x Batches)	+/- 20 patients 2 years	+/- 70 patients 2 years	+/- 200 patients 2 years	1K-1B patients 10-20 years

[1] *source : Inform*
[2] *source : Biomedtracker, 2015*
[3] *ImageBox survey, Feb 2017*



Orgenesis, Ltd.

Proprietary Transdifferentiation Platform

Development Pipeline Strategy

A unique, proprietary and patented platform technology whereby an adult cell is converted into another type of cell with distinct phenotype and function

(Does not use stem cells, but rather offer a much more targeted approach using fully mature, adult cells)


Adult Liver Cells
Pancreatic Hormones Producing Cells

- Reduces the risk of cell mutation and allows for the testing of cells ex vivo before insertion
- Adult cells do not propagate inside the patient, eliminating the risk of malignancy
- Utilizes the patient's own autologous cells
    - Eliminates the risk of an immune response or rejection
    - No pouch or encapsulation device is required to isolate the cells from the patient's immune system.

Potential across hundreds of indications and new cell sources

- Oncology
- Cardiovascular
- Musculoskeletal
- Dermatology
- Immunology & Inflammation
- Gastroenterology
- Hematology

Insulin-Dependent Diabetes
Development Pipeline Strategy

Type I Diabetes
- Autoimmune disorder that destroys pancreatic cells
- No insulin produced
- Requires daily insulin

Type II Diabetes
- Little insulin produced or not properly used
- Obesity increases risk
- Treatment includes weight management, exercise, diet



In Adults
10%
90%
Type 1
Type 2
In Children
5%
95%
Type 1
Type 2



29 million
In U.S.
+
86 million
w/ prediabetes



>400 million
Worldwide

80% are outside the developed world

Costs and Complications
- Leading cause of kidney failure, blindness, non-traumatic amputations in the Western world and increases heart disease and stroke risk by 4x-6x
- Significant driver of cognitive dysfunction, dementia and depression
- 7th biggest cause of overall mortality in the US
- Each year, 5% of diabetics die from low blood sugar (hypoglycemia)
- In the US, >$245 million spent annually diabetes management and its complications

Background

AIP Cells

The first indication for the Company's unique cell-based therapy, was development of Autologous Insulin Producing ("AIP") cells



Mechanism:

Transforms the patient's own **liver cell** into a fully-functional and physiologically glucose-responsive insulin-producing cell, designed to provide long-term insulin independence

Benefits:

- ✓ Potential to provide a practical cure for insulin-dependent diabetes
- ✓ Overcomes the significant issues of donor shortage, cost and exposure to chronic immunosuppressive therapy associated with islet cell transplantation
- ✓ Because AIP cells are autologous, this benefit should be achieved and maintained without the need for concomitant immunosuppressive therapy

Expansion Cell Manufacturing Process
AIP Cells

Completing the scale-up development of cells manufacturing process in large-scale industrial XP 50 bioreactor at Pall USA. The AIP cells produced on XP50 bioreactor under GMP-like environment were shipped to Israel.

AIP cells were in vivo implanted into SCID (immune-deficiency) mice under the kidney capsule.

Final Yield: 2 billion AIP cells



Expansion Cell Manufacturing Process
Petri Dish
T-Flasks
Scale Up Stacks
10-tray
50-tray
200-tray
Biopsy
Expansion
Trans-differentiation
Weeks
2
3
4
5
6

Next Steps:

- Up-scaling the GMP Manufacturing process to xp-200 and cells production to clinical trials
- Establishing GMP manufacturing facility in the USA

2018 Near-Term Clinical Milestones

Pipeline Development Strategy


Pre-clinical studies (efficacy/safety)
Production / scale-up
Regulatory plan
IND submission
Initiate clinical trials

Clinical Indications

Development Pipeline Strategy

Country	Grant Funding	Study Population	IPC Source	Design
	BIRD Israel-U.S. Binational Industrial Research and Development Foundation	Post-Pancreatectomy	Liver IPC	**Phase I/IIa** 10 subjects, portal vain administration
	Korea · Israel Industrial R & D Foundation	Post-Pancreatectomy	Liver IPC	**Phase I/IIa** Sponsor Initiated Study 10 subjects, Phase I, minimal invasive administration
	SPW Service public de Wallonie	T1DM with hypoglycaemic unawareness.	Liver IPC	**Phase I/IIa** 10 subjects, portal vain administration
	SPW Service public de Wallonie	T1DM with hypoglycaemic unawareness.	Liver IPV	**Phase I/IIa** 10 subjects, administration utilizing a device.

Senior Management Team
Appendix

Vered Caplan | Chief Executive Officer

- One of the most active entrepreneurs in the Israeli life-science arena. She has been involved in the founding of a variety of biotech companies and has led them in various stages at top management positions from inception to market.
- Formerly served as CEO of GammaCan, a company focused on the use of immunoglobulins for the treatment of cancer, former CEO of Kamedis , a dermatology company and Critisense a metabolic focused company.
- Serves as director of various companies including: Nehora Photonics Ltd., a company involved with a non-invasive blood monitoring; Ocure Ltd., a company focused with wound management; and Biotech Investment Corp. a company focused on prostate cancer diagnostics.

Sarah Ferber, Ph.D. | Chief Scientific Officer & Founder

- Studied biochemistry at the Technion under the supervision of Professor Avram Hershko and Professor Aaron Chechanover, winners of the Nobel Prize in Chemistry in 2004.
- Completed a post-doctoral fellowship at the Joslin Diabetes Center at Harvard Medical School. Her breakthrough discovery suggested that humans carry their own 'stem-cells' throughout adulthood, thus obviating the need for embryonic stem cells for generating an organ in need.
- Most of the research was conducted in Prof. Ferber's lab, in the Endocrine Research Lab at the Sheba Medical Center, and currently employs 11 scientists.
- Received TEVA, LINDNER, RUBIN and WOLFSON awards for this research.
- Research work has been funded over the past 10 years by the Juvenile Diabetes Research Foundation (JDRF), the Israel Academy of Science foundation (ISF) and D-Cure, a non-profit organization.

Neil Reithinger, CPA - Chief Financial Officer, Secretary, and Treasurer

- Mr. Reithinger is an experienced CFO with over 22 years of diversified practice in a broad range of industries including life sciences, consumer products, mining, energy services and digital media.
- Mr. Reithinger has successfully created initiatives to streamline accounting processes and SEC compliance, develop capital markets strategies, restructure and optimize operations and spearhead due diligence for financings and acquisitions. He has strong leadership and administrative skills, experience in building efficient processes and managing and developing accounting and finance staff.
- Mr. Reithinger is the Founder and President of Eventus Advisory Group, LLC. He is also the President of Eventus Consulting, P.C., a registered CPA firm in Arizona.
- Prior to forming Eventus Advisory Group, LLC in December 2009, Mr. Reithinger served in various executive management positions. Prior to that, Mr. Reithinger worked for Bank of America.

Board of Directors

Appendix

Dr. David Sidransky is a renowned oncologist and research scientist named and profiled by TIME magazine in 2001 as one of the top physicians and scientists in America, recognized for his work with early detection of cancer. Since 1994, Dr. Sidransky has been the Director of the Head and Neck Cancer Research Division at Johns Hopkins University School of Medicine's Department of Otolaryngology and Professor of Oncology, Cellular & Molecular Medicine, Urology, Genetics, and Pathology at the John Hopkins University School of Medicine. Dr. Sidransky is one of the most highly cited researchers in clinical and medical journals in the world in the field of oncology during the past decade, with over 460 peer reviewed publications. Dr. Sidransky is a founder of a number of biotechnology companies and holds numerous biotechnology patents. Dr. Sidransky has served as Vice Chairman of the Board of Directors, and was, until the merger with Eli Lilly, a director of ImClone Systems, Inc., a global biopharmaceutical company committed to advancing oncology care. He is serving, or has served on, the scientific advisory boards of MedImmune, LLC, Roche, Amgen Inc. and Veridex, LLC (a Johnson & Johnson diagnostic company), among others and is currently on the board of Galmed and Rosetta Genomics Ltd. and chairs the board of Advaxis and Champions Oncology, Inc. Dr. Sidransky served as Director from 2005 until 2008 of the American Association for Cancer Research (AACR). He was the chairperson of AACR International Conferences during the years 2006 and 2007 on Molecular Diagnostics in Cancer Therapeutic Development: Maximizing Opportunities for Personalized Treatment. Dr. Sidransky is the recipient of a number of awards and honors, including the 1997 Sarstedt International Prize from the German Society of Clinical Chemistry, the 1998 Alton Ochsner Award Relating Smoking and Health by the American College of Chest Physicians, and the 2004 Richard and Hinda Rosenthal Award from the American Association of Cancer Research.

Guy Yachin is the CEO of NasVax Ltd., a company focused on the development of improved immunotherapeutics and vaccines. Prior to joining NasVax, Mr. Yachin served as CEO of MultiGene Vascular Systems Ltd., a cell therapy company focused on blood vessels disorders, leading the company through clinical studies in the U.S. and Israel, financial rounds, and a keystone strategic agreement with Teva Pharmaceuticals Industries Ltd. He was CEO and founder of Chiasma Inc., a biotechnology company focused on the oral delivery of macromolecule drugs, where he built the company's presence in Israel and the U.S., concluded numerous financial rounds, and guided the company's strategy and operation for over six years. Earlier he was CEO of Naiot Technological Center Ltd., and provided seed funding and guidance to more than a dozen biomedical startups such as Remon Medical Technologies Ltd., Enzymotec Ltd. and NanoPass Technologies Ltd. He holds a BSc. in Industrial Engineering and Management and an MBA from the Technion – Israel Institute of Technology.

Yaron Adler co-founded IncrediMail Ltd. and served as its Chief Executive Officer until 2008 and President until 2009. In 1999, prior to founding IncrediMail, Mr. Adler consulted Israeli startup companies regarding Internet products, services and technologies. Mr. Adler served as a Product Manager from 1997 to 1999, and as a software engineer from 1994 to 1997, at Tecnomatix Technologies Ltd., a software company that develops and markets production engineering solutions to complex automated manufacturing lines that fill the gap between product design and production, and which was acquired by UGS Corp. in April 2005. In 1993, Mr. Adler held a software engineer position at Intel Israel Ltd. He has a B.A. in computer sciences and economics from TelAviv University. We believe Mr. Adler is qualified to serve on our Board of Directors because of his education, success with early-stage enterprises and his business acumen in the public markets.

Hugues Bultot is a technology entrepreneur with a 10-year track record in bioprocessing. Since April 2014, Mr. Bultot has been the Chief Executive Officer of MaSTherCell SA, a Belgian-based contract development manufacturing organization in cell therapy, a company he co-founded in 2011. Since January 2013, Mr. Bultot is also the Founder and CEO of Univercells SA, a Belgian-based company focused on the development of the implementation of disruptive manufacturing science in order to make biologics accessible and affordable. Prior to founding MaSTherCell and Univercells, Mr. Bultot founded Artelis in 2005 with his partner, José Castillo, a Belgian biotech company that specialized in the development of disposable bioreactors for the vaccine and monoclonal antibodies industry and for cell therapy applications. Artelis was sold to ATMI in November 2010, which was subsequently acquired by Pall Corporation (NYSE: PLL) in February 2014. From 2006 until 2009, Mr. Bultot was a director with Ascencio, a Euronext-quoted real estate company where he was the head of the Audit Committee. Mr. Bultot founded Kitozyme in 2000, a company developing vegetal chitosan-based applications for the nutrition, wine-making, cosmetics and medical device industry where he developed the entire manufacturing chain, led the strategy and the operations and concluded numerous co-development agreements and financial rounds. Between 1994 and 1999, Mr. Bultot served as investment manager and COO of Synerfi, a private equity firm affiliated with Generale de Banque, a major Belgian banking institution. In these positions, he concluded several funding rounds and exited deals for start-ups and mature companies. Mr. Bultot holds a master's degree in law from UCL, Belgium and an executive master's degree in business administration from Solvay Business School, Belgium and in tax management from ICHEC in Belgium. Mr. Bultot followed the advanced management program at INSEAD in 1997 and several courses in tech entrepreneurship at MIT from 2009 to 2011. Mr. Bultot is also serving on the Board of Directors of Ovizio, a company specialized in holographic microscopy and of Vivaldi Biosciences, a company developing a live-attenuated influenza vaccines for pediatric and elderly segments.

Ashish Nanda has been the Managing Director of Innovations Group, one of the largest outsourcing companies in the financial sector that employs close to 14,000 people working across various financial sectors. Prior to that, from 1991 to 1994, Mr. Nanda held the position of Asst. Manager Corporate Banking at Emirates Banking Group where he was involved in establishing relationship with business houses owned by UAE nationals and expatriates in order to set up banking limits and also where he managed portfolios of USD $26 billion. Mr. Nanda holds a Chartered Accountancy from the Institute of Chartered Accountants from India.

Vered Caplan

Investment Highlights

Established position as a **leading global CDMO**	• Rapid revenue growth & world-class customer base • High margin, scalable business model • Current CDMO customers have the potential to generate billions in cell manufacturing revenue as they advance through clinical development to commercialization
Breakthrough platform technology for transdifferentiating adult cells	• First indication: potential "practical" cure for insulin dependent diabetes • Ability to expand into additional indications
Direct synergies operating hybrid model between Proprietary Technology Platform and CDMO	• immediate cash flow to offset clinical costs, and guaranteed, long-term, low-cost internal manufacturing
Strong IP with manufacturing know-how and EMA accreditation, 4 U.S. patents and 7 foreign issued patents	• Three pending applications in the U.S. and 11 pending applications abroad • Patent protection through at least 2035



Thank you.

www.orgenesis.com



Appendix

The Procedure
AIP Cells

5 simple steps:

1. Patient arrives to an out-patient clinic for standard liver biopsy procedure and is sent home the same day
2. The biopsy is then delivered to Orgenesis core lab where we take part of the biopsy for bio banking and the remainder for producing AIP cells; this should take 4 to 5 weeks
3. The AIP cells solution, packaged in an infusion bag, is delivered back to the clinic
4. Patient arrives to the out-patient clinic for the transplantation procedure, which is essentially similar to a pancreatic islet transplantation (IV transfusion); patient is sent home the same day
5. AIP cells' effect kicks in within a few days



Sent to our lab for expansion
Liver Biopsy
The expanded cells are programmed to produce insulin and secrete it in a glucose regulated manner
AIP cells are implanted back to the same patient

Patient Advantages

AIP Cells

- Releases patients from daily blood glucose monitoring, numerous insulin injections and watching food intake and exercise.
- Allows the continuous control of blood glucose levels, which prevents diabetes related complications
- Overcomes the shortage in tissue available for islet cells transplantation
- Inserted through an autologous transplant, thus avoiding the risk of transplant rejection.
- No recurrent autoimmune attack on the transplanted beta cells, thus avoiding the need of immunosuppressant treatments.
- Procedure is minimally invasive
- Recovery is expected to be fast



Detected Insulin-Stained Human Cells in Rat Kidney after 71 Days

Preclinical Development

Pdx-1 and Insulin positive cells in mouse kidney capsule


A
B

Positive human (Ku80+) in rat kidney capsule





AIP cells tracking in the liver of injected rats

Insulin Secretion Detection by C-Peptide Secretion Assay

Preclinical Development

in-vitro C-Peptide secretion of cells in 3D



C-peptide secretion (pM)
2.5
2
1.5
1
0.5
0
LOQ
Day 10
Day 11

Cells produced on XP50 at Pall USA and cultured on 3D

In vivo C-Peptide levels in NUDE mice



1.6
1.2
0.8
0.4
0
#92
#94
LOQ
Pre
2 Weeks
4 Weeks
7 Weeks

C-peptide levels on NUDE mice implanted with TD cells from XP50 bioreactor production - Pharmaseed, Israel

Next step:
to increase *in vivo* efficacy with improved media, 3D, scaffolds